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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 25, 2001
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                                  000-30419                       36-3840979
(State or other jurisdiction                       (Commission                    (I.R.S. Employer
      of incorporation)                             File Number)                 Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                                 85008
(Address of principal executive offices)                                         (Zip Code)



                                  602-244-6600
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

           Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated April 25, 2001 titled "ON Semiconductor Announces First Quarter 2001 Results."



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA
            FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Financial Statements of Businesses Acquired
                     Not applicable.

           (b)       Pro Forma Financial Information
                     Not applicable.

           (c)       Exhibits

Exhibit Number                 Description

           99 Press release for ON Semiconductor Corporation dated April 25, 2001 titled "ON Semiconductor Announces First Quarter 2001 Results."

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ON SEMICONDUCTOR CORPORATION
                                            ----------------------------
                                                  (Registrant)



Date: April 25, 2001
                                            By:     /S/  DARIO SACOMANI
                                                   ---------------------
                                                    Dario Sacomani
                                                    Chief Financial Officer and
                                                    Senior Vice President

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                                  EXHIBIT INDEX


Exhibit Number                 Description

     99 Press release for ON Semiconductor Corporation dated April 25, 2001 titled "ON Semiconductor Announces First Quarter 2001 Results."

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